Exhibit 10.12

FIRST AMENDMENT
TO THE
EXECUTIVE SEVERANCE PAY PLAN OF THE AARON’S COMPANY, INC.

THIS FIRST AMENDMENT (“Amendment”) to the Executive Severance Pay Plan of The Aaron’s Company, Inc. (the “Plan”) is hereby made and entered into by The Aaron’s Company, Inc. (the “Company”), effective as of January 27, 2021 (the “Effective Date”).

W I T N E S S E T H:

WHEREAS, the Company desires to amend the Plan to reflect the addition of Aaron’s, LLC (“Aaron’s”) and Woodhaven Furniture Industries, LLC (“Woodhaven”) as participating employers in the Plan effective as of the Effective Date;

WHEREAS, the Company has reserved the right to amend the Plan in accordance with Section X of the Plan.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows effective as of the Effective Date:

1.Each reference to the “Company” in Sections 2.7, 2.13, 5.2(a) of the Plan shall be amended to reference the “Employer.”

2.    Section 2.11 of the Plan is amended in its entirety to read as follows:

    “‘Employer’ means the Company, or any affiliate or subsidiary of the Company that has adopted the Plan as a participating employer with the consent of the Company, as reflected on Exhibit B from time to time.”
3.    Clause (iii) of Section 2.14 is amended in its entirety to read as follows:

“(iii) notwithstanding such efforts, the Company or the Employer fails to cure such event or circumstances prior to the end of the Cure Period, and”

4.    The Plan is amended to add Exhibit B at the end thereof in the form attached hereto as Appendix A.

5.    Except as specifically amended herein, the provisions of the Plan shall remain in full force and effect.

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IN WITNESS WHEREOF, this Amendment has been duly executed on behalf of the Company on this 27th day of January 2021 to be effective on the Effective Date.

    THE AARON’S COMPANY, INC.

By: ________________________________

Name: ______________________________

Title: _______________________________

Appendix A

EXHIBIT B
Participating Employers

Effective as of January 27, 2021

1.Aaron’s, LLC
2.Woodhaven Furniture Industries, LLC